Exhibit 10.35

FIRST AMENDMENT TO CONVERTIBLE PROMISSORY NOTE

This First Amendment to Convertible Promissory Note (the “First Amendment”) is entered into as of June 22, 2004, between TULLY’S COFFEE CORPORATION (“Borrower”) and KWM INVESTMENTS, LLC, a Washington limited liability company (“Lender”).

RECITALS

A. Borrower has previously executed and delivered to Lender that certain Convertible Promissory Note dated December 14, 2000, in the original face amount of $3,000,000.00 (the “Note”). Capitalized terms used in this First Amendment that are not defined herein have the meanings assigned to such terms in the Note.

B. Borrower and Lender have agreed to modify the terms of the Note, as more particularly set forth below.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties to this First Amendment agree as follows:

1. Maturity Date. The Note hereby is modified and amended to extend the Maturity Date from January 2, 2005 until August 1, 2005. Accordingly, the term “Maturity Date” as defined in Section 1 of the Note is hereby modified and amended to refer to August 1, 2005. The entire principal balance of the Loan together with all accrued interest as provided for in Section 2 of this First Amendment shall be paid by Borrower to Lender in a single payment on or before August 1, 2005.

2. Warrants; Interest Rate. Effective as of January 1, 2005, (i) Borrower shall discontinue issuing Warrants to Lender in lieu of interest as provided for in the Note, and (ii) the Loan shall accrue interest on the outstanding principal balance of the Loan at a rate of twelve percent (12%) per annum.

3. Other Terms Unchanged. Except as expressly modified or amended by this First Amendment, all of the terms and conditions of the Note remain in full force and effect.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

BORROWER		LENDER

TULLY’S COFFEE CORPORATION		KWM INVESTMENTS, LLC

By	/s/ Kristopher S. Galvin	By	/s/ Dennis Weibling
	Kristopher S. Galvin, its Executive VP		Dennis Weibling, its President